SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                     FORM 8K

                                 CURRENT REPORT

                         Date of Report: March 24, 1998

                           Commission File No. 0-15543
                        METAL RECOVERY TECHNOLOGIES INC.
             (Exact name of Registrant as specified in its charter)

         Delaware                                      71-0628061
(State of Incorporation)                    (IRS Employee Identification No.)

   415 East 151st Street
   East Chicago, Indiana                                 46312
(Address of principle executive office)                (Zip Code)

       Registrant's telephone number, including area code: (219) 397-6261

Item 5.         Other Events

On March 19, 1999, the Corporation signed a settlement agreement of a class action lawsuit relating to its discontinuing Malvy operations, the terms and conditions of which are attached hereto.



Signed

/s/ Roy Pearce  /s/

Company Secretary

                       IN THE UNITED STATES DISTRICT COURT
                          FOR THE DISTRICT OF DELAWARE


GERALD LEVINE, individually and on
behalf of all others similarly situated,

                  Plaintiff,

vs.                                                    CIVIL ACTION

METAL RECOVERY TECHNOLOGIES,                           NO. 95-690 JJF
INC., formerly known as
MALVY TECHNOLOGY, INC.,
J. STEPHEN SMITH, ROY PEARCE,
WILLIAM M. GREENWOOD, and
MICHAEL LUCAS,

                  Defendants.





                       IN THE UNITED STATES DISTRICT COURT
                          FOR THE DISTRICT OF DELAWARE

GERALD LEVINE, individually and on
behalf of all others similarly situated,

                  Plaintiff,

vs.                                               CIVIL ACTION

METAL RECOVERY TECHNOLOGIES,                      NO. 96-525 JJF
INC., et al.,

                  Defendants.





                 AMENDED STIPULATION AND AGREEMENT OF SETTLEMENT

         Plaintiff in the above-captioned actions, Gerald Levine, individually and on behalf of all members of the Class (as that term is defined below) and Settling Defendants (as that term is defined below), by and through their respective counsel, hereby enter into the following Amended Stipulation and Agreement of Settlement (the "Amended Stipulation" or "Settlement Agreement"), pursuant to the terms and conditions set forth below and subject to the approval of the United States District Court for the District of Delaware.
         WHEREAS, the parties acknowledge that:

     A. On or about November 6, 1995, a class action lawsuit was filed in the United States District Court for the District of Delaware (the "District Court") on behalf of a purported class of purchasers of common stock of Malvy Technology, Inc. ("Malvy"), captioned Levine v. Metal Recovery Technologies, Inc., et al., C.A. No. 95-690, against defendants Metal Recovery Technologies, Inc., the successor-in-interest to Malvy ("the Company"), J. Stephen Smith, Roy Pearce, William M. Greenwood and Michael Lucas (collectively, the "Defendants") seeking, among other things, rescission of the investments in the Company by the members of the purported class, compensatory damages including pre-judgment interest, and attorneys' fees and expenses for prosecuting the action (the "First Action");

     B. On October 31, 1996, a second class action lawsuit was filed in the District Court on behalf of a purported class of purchasers of Malvy common stock, captioned Levine v. Metal Recovery Technologies, Inc., et al., C.A. NO. 96-525, against defendants Metal Recovery Technologies, Inc., Michael Lucas, Michel Rabhi, Jack Alexander, Gary

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Salter,   SGA  Goldstar   Research,   Inc.,  Barron  Chase   Securities,   Inc.,
Euro-Atlantic Securities, Inc., La Jolla Capital Corp., Cohig & Associates, Gruntal and Company, Inc., Larry Turrell, Donald Henderson, Tom Brozel, Simon D. Baier, David W. D'Andrea, Joseph Micelli, Jr. and Nicolas J. Giandomenico, seeking, among other things, rescission of the investments in the Company by the members of the purported class, compensatory damages including pre-judgment interest, and attorneys' fees and expenses for prosecuting the action (the "Second Action");

     C. On or about July 14, 1998, third class action lawsuit, captioned Gerbrandt, et al. V. Lucas, et al., C.A. No. 98-33220, was filed in the District Court of Harris County, Texas, 165th Judicial District, on behalf of a purported class of purchasers of Malvy common stock between July 15, 1993 and May 24, 1995, inclusive, against defendants Michael Lucas, Michel Rabhi, Jack Alexander, Sinenvest Limited Corp., Christopher Bateson, Ian Bertram, David Simpson, Stein, Simpson & Rosen, P.A., Gary Salter, Alpine Securities, Inc., Barron Chase Securities, Inc., Lawrence Turel, Hanifen Imhoff, Inc., Fahnestock & Co., Inc. and Whale Securities Co., L.P., seeking, among other things, rescission of the investments in the Company by the members of the purported class, compensatory damages including pre-judgment interest, and attorneys' fees and expenses for prosecuting the action (the "Texas Action");

     D. On or about November 30, 1995, defendants Metal Recovery Technologies, Inc. and Michael Lucas answered the First Action, denying the substantive claims alleged therein;

     E. On or about December 4, 1995, defendant William Greenwood answered the First Action, denying the substantive claims alleged therein;

     F. On or about February 21, 1996, a default was entered against defendants Roy Pearce and J. Stephen Smith in the First Action;

     G. On or about December 11, 1996, defendant Jack Alexander filed an answer to the complaint in the Second Action, denying the substantive claims alleged therein;

     H. On or about January 10, 1997, defendants Metal Recovery Technologies, Inc and Michael Lucas answered the complaint in the Second Action, denying the substantive claims alleged therein;

     I. As of the date hereof, service of process in the second action has not been effected on defendant Michel Rabhi;

     J. Based on their further investigation of this matter, Class Counsel have dismissed from the Second Action Defendants Euro-Atlantic Securities, Inc., La Jolla Capital Corp., Cohig & Associates, Gruntal & Company, Inc., Donald Henderson, Tom Brozel, Simon D. Baier, David W. D'Andrea, Joseph Micelli, Jr., and Nicolas J. Giandomenico.

     K. Based on their further investigation of this matter, Class Counsel have considered asserting claims against Christopher J.A. Bateson; Ian Bertram; as well as the entities listed on Exhibit A hereto;

     L. The District Court entered a case scheduling order in the First Action on May 16, 1996 (the "Scheduling Order");

     M. By Order filed November 26, 1996, the Court certified the proposed class in the First Action pursuant to Rule 23(b)(3) of the Federal Rules of Civil Procedure;

     N. For all purposes with respect to the First Action and for settlement purposes only with respect to the Second Action, the class consists of all persons or entities who purchased the common stock of Malvy on the open market between October 7, 1993, and May 24, 1995, inclusive ("Class Period"), with the exception of defendants, their affiliates, members of the families of the individual defendants, any entity in which any of the defendants has a controlling interest, and the legal representatives, heirs, successors or assigns of the foregoing excepted individuals (the "Class" or "Class Members");

     O. The First Action, the Second Action, and the Texas Action will be collectively referred to herein as the "Actions;"

     P. Pursuant to the Scheduling Order, the parties have conducted extensive discovery and made a thorough investigation of the facts and, having done so, plaintiff's counsel and counsel for the Class (collectively, "Class Counsel") believe that the proposed settlement of the Actions detailed below is fair, reasonable, adequate and in the best interests of plaintiff and the Class (the "Settlement").

     Q. The words and phrases below shall have the following meanings for purposes of this Stipulation:

          1. "Complaint" means the Class Action Complaint, filed on November 6, 1995 in the First Action;

          2. "Amended Complaint" means the Amended Class Action Complaint filed on March 18, 1997 in the Second Action;

          3. "Class Counsel" means Law Offices of David B. Zlotnick, Law Offices of Donald B. Lewis; and Rosenthal, Monhait, Gross & Goddess, P.A.;

          4. "Class Representative" or "Plaintiff" means Gerald Levine;

          5. "Escrow Agent" means such Escrow Agent as is selected by written agreement of Class Counsel and the Company's Counsel or is appointed by the Court, which shall perform its duties as set forth in this Stipulation and the Escrow Agreement or as ordered by the Court;

          6. "Settled Claims" or "Claims" means all claims, rights, demands, actions, causes of action, suits, damages, losses, obligations, matters and issues, whether known or unknown, asserted or unasserted, contingent or absolute, suspected or unsuspected, disclosed or undisclosed, hidden or concealed, material or immaterial, which have been, could have been, or in the future can or might be asserted in the Actions or in any court or proceeding, be it federal, state or governmental/regulatory agency or authority (including without limitation, any claims arising under federal or state law relating to alleged fraud, breach of any duty, disclosure violations, negligence or otherwise) by or on behalf of plaintiff and/or any Class Member, whether individual, class, derivative, representative, legal, equitable or any other type or in any other capacity, which have arisen, arise now, or hereafter arise out of or relate in any manner whatsoever, directly or indirectly, to the allegations, facts, events, transactions, occurrences, acts, representations, misrepresentations, omissions, or any other material cause or thing whatsoever, or any series thereof, involved, embraced, set forth, referenced in or otherwise related in any way, directly or indirectly, to any allegation of fact or law in the Actions including, without limitation, all claims for contribution arising out of the Actions;

          7. "Settling Defendants" means Metal Recovery Technologies, Inc.,

     J. Stephen Smith, Roy Pearce, William M. Greenwood, Michael Lucas, David Simpson, Stein Simpson & Rosen, P.A., Stein, Simpson & Rosen, Michel Rabhi, Jack Alexander, Christopher Bateson, and Ian Bertram;

          8. "Settlement" means the terms and conditions set forth in this Stipulation and the exhibits hereto;

          9. "Settlement Administrator" means Heffler, Radetich & Saitta, L.L.P., or such successor or alternative that is approved by the Court;

          10. "Settlement Fund" means the proceeds of the Settlement, as described below;

     P. Class Counsel have reviewed and analyzed many thousands of pages of documents produced by defendants and numerous non-parties. Class Counsel have also taken deposition testimony from Michael Lucas, both individually and as a Rule 30(b)(6) representative of Malvy; Tony Viele, Jack Alexander and William Greenwood, former Officers and Directors of the Company; David Simpson and David Rosen, the Company's counsel during the Class Period; Andrew Taylor, Esq., who also represented the Company; David Cottrell, the Company's accountant during the Class Period; and Harcourt Wiltshire, who provided financial public relations services to the Company. In addition, Class Counsel have interviewed numerous other persons with relevant information. Class Counsel have consulted with disclosure and damage experts, have reviewed press releases, public filings, reports to stockholders and other public statements; and researched the applicable law with respect to the claims asserted in the Actions and the potential defenses thereto.

     Q. Class Counsel have engaged in intensive arms-length negotiations with counsel for the Settling Defendants with respect to the settlement of the Settled Claims. Class Counsel have made a thorough study of the legal principles applicable to plaintiff's claims and have carefully reviewed the entire case in the course of reviewing and analyzing documents produced in the Actions and deposing the persons listed above, and have determined that it is fair, reasonable, adequate and in the best interests of the Class to settle
Plaintiff's Claims on the terms and conditions hereinafter set forth. In evaluating the proposed Settlement provided for herein, Plaintiff and Class Counsel have considered the expense and length of continued proceedings necessary to prosecute the Actions through trial, the current stage of the proceedings, the uncertainties of the outcome of this complex litigation, the difficulty in proving damages, the fact that resolution of Plaintiff's Claims would likely be submitted for appellate review and could take many years before final adjudication, the difficulties of collecting from the Settling Defendants on any judgment in favor of Plaintiff and the Class that might be obtained after trial, and the benefits provided by the proposed Settlement, particularly in light of the impact that a substantial judgment would be likely to have upon the Company. Based upon those considerations, Plaintiff and Class Counsel have concluded that it is in the best interests of the Class to settle the Claims on the terms set forth herein.

     R. Settling Defendants have denied and continue to deny any and all of the allegations of liability and of wrongdoing against them in the Actions and have asserted defenses thereto. While denying all wrongdoing or liability of any kind, Settling Defendants consider it desirable that the Actions be settled and dismissed with prejudice on the terms set forth herein to avoid the substantial expense, inconvenience, burden and distraction of continued litigation.
         NOW, THEREFORE, IT IS HEREBY STIPULATED AND AGREED by and among the parties hereto, personally or through their duly authorized counsel, in consideration of the mutual covenants and conditions set forth herein, and subject to all of the terms and conditions set forth herein and the approval of the District Court pursuant to Rule 23(e) of the Federal Rules of Civil
Procedure,  that the  Claims  be,  and  hereby  are,  compromised,  settled  and dismissed with prejudice upon and subject to the terms and conditions hereinafter set forth.
                                   DISCLAIMER

          1. Neither this Stipulation nor any of its provisions, nor any of the negotiations or proceedings connected with it, nor the Settlement when and if consummated, nor any action taken in accordance with the terms set forth herein, shall be construed as or deemed to be an admission by any of the parties or evidence of (a) a lack of merit of the claims and defenses asserted in the Litigation, or (b) any liability of, or wrongdoing by, Settling Defendants, or (c) any damages having been incurred by any Class member. Neither this Stipulation, nor the fact of its execution, nor any of its provisions, nor any of the negotiations or proceedings connected with it, nor the Settlement when and if consummated, nor any action taken in accordance with the terms set forth herein, shall be offered or received in evidence in any litigation or proceeding of any nature, or otherwise referred to or used in any manner in any court, administrative agency or other tribunal, except (i) to enforce the terms of the Stipulation or exhibits hereto, (ii) in the case of any

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     subsequent  action against any of the Settling  Defendants on any or all of
     Plaintiff's Claims, to support a defense of res judicata, collateral estoppel, accord and satisfaction, release, or other theory of claim or issue preclusion or similar defense or (iii) to establish the fact of the Settlement in order to determine the rights of any non-settling persons.

                                 EFFECTIVE DATE

          2. The Effective Date of the Settlement shall be the date when each and every one of the following conditions has either been satisfied or expressly waived in a writing signed by counsel for Plaintiffs and counsel for the Company:

               (a) The entry by the Court of the Order Preliminarily Approving Settlement And Providing For Notice Of Pendency Of Class Actions and Partial Settlement, substantially in the form annexed hereto as Exhibit A (the "Preliminary Approval Order");

               (b) The finding by the Court following notice to Class members and a hearing as prescribed by Rule 23 of the Federal Rules of Civil Procedure that the Settlement is fair, reasonable, and adequate and should be approved;

               (c) The entry by the Court of an Order for Final Judgment substantially in the form annexed hereto as Exhibit B (the "Order for Judgment"), which shall fully and finally release any and all claims asserted against any of the Settling Defendants in the First Action, the Second Action, and the Texas Action;

               (d) The Order for Judgment becoming no longer subject to appellate review either by reason of the expiration of the time to appeal therefrom without any appeal having been taken (thirty-one days) or, if an appeal is taken, by the determination of the appeal by the highest court to which such appeal may be taken in such a manner as to

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          permit  the   consummation  of  the  Settlement   embodied  herein  in
          accordance with the terms and conditions of this Stipulation. For purposes of this subparagraph, an "appeal" shall include any petition for a writ of certiorari that may be filed in connection with approval or disapproval of this Settlement;

               (e) The release and dismissal of all claims asserted on behalf of the Class against Settling Defendants in the Texas Action, including any claims for contribution arising from the Class' claims; and

               (f) The Company having made the payments required by P. P. 4(a) and 4(b), below.

          3. This Stipulation shall be null and void and of no force and effect, except as expressly provided herein, should any of the conditions set forth in paragraph 2 above not be met; in such event, this Stipulation shall not be deemed to prejudice in any way the positions of the parties with respect to the Actions nor to entitle any party to the recovery of costs and expenses incurred to implement this Stipulation, except as expressly provided herein. In no event shall the Released Parties have any obligation to pay any fees, expenses or award in connection with the disposition of the Actions or the Settlement except insofar as such fees, expenses or awards are allowed from the Settlement Fund, except as expressly provided herein. Except as provided in the immediately preceding sentence and in paragraphs 4 and 9, below, the Released Parties shall bear no other fees, expenses, or awards alleged or incurred by the Plaintiff, any Class Member, any stockholder of the Company, or by any of their attorneys, experts, brokers, advisors, agents or representatives.

                               TERMS OF SETTLEMENT

         In full settlement of any and all Claims (as defined above) against the Released Parties (as defined below), all of which Claims shall be finally and forever released and discharged, the parties agree as follows:

          4. In satisfaction of the judgment referenced in paragraph 5, below, the Company will pay $3.25 million (the "Settlement Fund") to the Class as follows:

               (a) $200,000 in cash to be paid into the Escrow Account within ten (10) days of the execution of this Stipulation on behalf of the Company; and

               (b) pursuant and subject to the terms of the Escrow Agreement, twenty million shares of unrestricted, freely tradable common stock of the Company, to be paid into the Escrow Account within ten (10) days of the execution of this Stipulation on behalf of the Company. As soon as practical following entry of the Order for Final Judgment, the Escrow Agent shall sell the shares deposited pursuant to this paragraph in accordance with the Escrow Agreement, a copy of which is attached hereto as Exhibit "C". The Escrow Agent shall continue to sell the shares pursuant to the terms of the Escrow Agreement until such sales have yielded net proceeds of $3,050,000. If and when the Escrow Agent has realized net proceeds of $3,050,000 from the sale of the shares, but in no event prior thereto, it shall return any remaining shares it holds to the Company. If the sale of the 20 million shares does not yield net proceeds of at least $3,050,000, the Escrow Agent shall forthwith notify Class Counsel and Counsel for the Company of that fact, and the Company shall within ten business days deposit an additional 20 million shares of unrestricted common stock with the Escrow Agent. The Company shall continue

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          to deposit such stock until the Escrow Agent has realized net proceeds of $3,050,000 from the sale of the shares. The funds obtained from the sale of the Company's shares shall be held in escrow, bearing interest for the benefit of the Class, until the Effective Date; as soon as practical following the Effective Date, the net settlement fund, less any fees and costs that may be awarded by the Court will be distributed to the members of the Class who file timely and valid Proofs of Claim, pursuant to an Order of Distribution approved by the Court; and

               (c) the Company shall issue to the members of the Class warrants for the purchase of the greater of 25 million shares of MRTI common stock or that percentage of the Company's common stock that 25 million shares constituted as of February 26, 1999, which warrants may be exercised beginning on the later of March 1, 2000 or the Effective Date (the "Initial Exercise Date"). The warrants may be exercised at any time during the two years following the Initial Exercise Date by written or facsimile communication to the Company's transfer agent at a price that is 20% less than the closing bid price of MRTI's common stock on the preceding day. Class Counsel shall provide the Company's transfer agent with a list of the warrants to be issued as early as practical and at least 40 days prior to the Initial Exercise Date. The Company shall deliver the warrants within 30 days of receipt of the list from Class Counsel and shall bear all expenses and costs in connection with the issuance and exercise of the warrants.

          5. (a) The Company will consent to the entry of judgment solely against it in the amount of $3.25 million to correspond to the amounts due to the Class pursuant to paragraph 4, above, which judgment Plaintiff agrees not to execute upon if the Company timely makes the payments required by paragraph 4. Upon payment of any consideration pursuant to paragraph 4, the judgment will be correspondingly reduced. As soon as practical following receipt of the final Payment from the Company pursuant to paragraph 4 hereof, Class Counsel shall forward to the Company all appropriate documentation, evidencing the satisfaction of the judgment entered pursuant to this subparagraph.

          (b) If the Escrow Agent has obtained less than $850,000 from the sale of Malvy shares by one year after entry of Final Judgment, Class Counsel may issue a Notice of Default to the Settling Defendants. The Settling Defendants shall have 60 days from issuance of the Notice of Default in which to pay to the Escrow Agent the amount necessary to bring the payments made on behalf of all Settling Defendants to $1,050,000 (including the net proceeds of any stock sales). If the default has not been cured within 60 days of the Notice of Default, the Court shall enter judgment forthwith upon plaintiff's request against Defendants MRTI, Lucas, and Alexander in the amount of $3,250,000 less any cash payments made and the net proceeds obtained from any stock sales.

          (c ) MRTI agrees to pledge and will execute all documents necessary to pledge to the Escrow Agent all right, title and interest in its 50% equity interest in Metals Investment Trust, Ltd. ("MITL") to secure performance of defendants' obligations under this agreement, but such shares shall be released from escrow upon payment to the Escrow Agent of a total of $1,050,000, including the net proceeds of any stock sales. In addition, MRTI will convey its share certificates in MITL to the Escrow Agent, accompanied by an appropriate and irrevocable stock power as to such shares, which shares and right to control such shares shall be released after the payment of a total of $1,050,000 to the

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



     Escrow Agent, including the net proceeds of any stock sales. In the event, MRTI fails to perform any material obligations of this agreement, the Escrow Agent shall provide 10 business days notice of such default to MRTI. If the default is not cured within such ten days, the Escrow Agent shall, as promptly as practicable, liquidate any MITL shares in its possession and apply the proceeds towards MRTI's obligations hereunder.

          (d) Settling Defendants warrant and represent that they will not agree to any dilution of MRTI's 50% interest in MITL or any transfer of assets by MITL outside of the normal course of business without either (a) the consent of Class Counsel, which consent shall not unreasonably be withheld, or (b) approval of the Court.

          (e) Settling Defendants warrant and represent that MRTI's interest in MITL cannot be diluted and that MITL cannot transfer any material assets outside the normal course of business without the express consent of MRTI and it's representatives.

     6. Defendants will cooperate with Plaintiff in the following respects:

          (a) Defendants Malvy, Lucas, Smith, Pearce, and Greenwood will provide sworn itemized financial statements demonstrating a lack of substantial net assets. Defendants acknowledge that the Settlement is predicated on the accuracy of those statements in all material respects.

          (b) Within 20 days of execution of this Stipulation, the Settling Defendants will produce to Class Counsel a list identifying for each of the entities on Exhibit A hereto all brokerage firms used by such entities with respect to any and all transfers or sales of Malvy stock during the period from June 1, 1993 through May 31, 1995.

          (c) Michael Lucas and Roy Pearce agree, upon reasonable, non-duplicative requests and with adequate notice, to be interviewed by Class Counsel in or about the cities in which they reside and/or regularly conduct business for a period of up to one business day each and to answer fully and accurately all questions presented to them to the best of their knowledge, information and belief. Interviews conducted will be without cost to the Class or its counsel provided reasonable and actual out-of-pocket expenses incurred by such persons (which shall in no event include any attorneys' fees incurred by any such person) do not exceed one hundred dollars ($100.00); and

          (d) Defendants MRTI, Lucas, Smith and Pearce agree to authorize Daniel Dreisbach, Esquire, to accept service of a subpoena directed to them from any court of competent jurisdiction with the understanding that any testimony to be taken from them will occur in or about the cities in which they reside and/or regularly conduct business; provided, however, that the authorization of counsel to accept such service shall not be deemed to be nor argued by Class Counsel to be a waiver of any jurisdictional defenses any of the Settling Defendants may otherwise be entitled to assert other than specifically with respect to the service of a subpoena as provided for herein.

          (e) Based on his investigation of this matter, Plaintiff has determined that the entities listed on Exhibit A hereto, as well as Alcaria Investments Limited, Anthemis, Ltd., Jepherson Limited, Plenbrick Ltd., Sovereign Trust Services Limited and Sundorne Holdings Limited, are not members of the Class. Settling Defendants agree not to take a position on this matter.

     7. In consideration of the foregoing,  Plaintiff agrees as follows:

          (a) for the full, final and complete discharge, dismissal with prejudice, settlement and release of, and an injunction barring, all claims, rights, demands, actions, causes of action, suits, damages, losses, obligations, matters and issues, whether known or unknown, asserted or unasserted, contingent or absolute, suspected or unsuspected, disclosed or undisclosed, hidden or concealed, material or immaterial, which have been, could have been, or in the future can or might be asserted in the Actions or in any court or proceeding, be it federal, state or governmental/regulatory agency or authority (including without limitation, any claims arising under federal or state law relating to alleged fraud, breach of any duty, disclosure violations, negligence or otherwise) by or on behalf of Plaintiff or any Class Member, whether individual, class, derivative, representative, legal, equitable or any other type or in any other capacity, which have arisen, arise now, or hereafter arise out of or relate in any manner whatsoever, directly or indirectly, to the allegations, facts, events, transactions, occurrences, acts, representations, misrepresentations, omissions, or any other material cause or thing whatsoever, or any series thereof, involved, embraced, set forth, referenced in or otherwise related in any way, directly or indirectly, to any allegation of fact or law in the Actions including, without limitation, all claims for contribution arising out of the Actions (collectively, the "Settled Claims" or "Claims") against any of the Settling Defendants in the Actions, those entities listed on Exhibit A hereto, Alcaria Investments Limited, Anthemis, Ltd., Jepherson Limited, Plenbrick, Ltd., Sovereign Trust Services Limited and Sundorne Holdings Limited, their families, parent entities, affiliates, associates or subsidiaries and each of their respective present or former officers, directors, agents, employees, attorneys, representatives, advisors, investment advisors, investment bankers, commercial bankers, financial advisors, trustees, general and limited partners and partnerships, heirs, executors, personal representatives, estates, administrators, predecessors, successors, assigns and any other person or entity acting for or on their behalf (collectively the "Released Parties"). Notwithstanding the above, with respect to the entities listed on Exhibit A only, plaintiff and the Class hereby release any and all Claims they have against those entities but expressly do not release any claims for contribution that may be brought by other parties against the Exhibit A entities whether in the Second Action or any other action; nor do Plaintiffs agree to any reduction in judgment that they may obtain against non-released parties with respect to the Exhibit A entities.

     Notwithstanding the foregoing, the following persons and entities are not released hereunder: all registered broker/dealers, and their registered representatives and traders, which participated in the trading of Malvy securities during the Class Period and the officers and owners of those entities; Sinenvest Limited Corp.; Bondlumi Investments Limited; Gary Salter; Corporate Asset Management; SGA Goldstar Research, Inc. and its officers and directors; and Dan Dorfman.

          (b) Subject to the Order of the District Court and the provisions of this Stipulation, pending final determination of whether the Settlement provided for in the Stipulation should be approved, Plaintiff and all members of the Class, or any of them, are barred and enjoined from commencing, prosecuting, instigating or in any way participating in the commencement or prosecution of any of the Settled Claims against any of the Released Parties other than as provided herein.

          (c) Contingent upon approval of this Settlement, Plaintiff consents to vacating the default entered against Roy Pearce and J. Stephen Smith in the First Action;

          (d) If the Second Action and/or the Texas action is litigated and a judgment or settlement is obtained against the non-settling defendants or any person that shall in the future be named as a defendant in that or a similar action, the Class agrees that the Released Parties (other than the entities listed on Exhibit A) shall be discharged from all claims for contribution arising out of the Actions. The discharge of any and all liability of the Released Parties (other than the entities listed on Exhibit A) shall be governed by Section 7 of the Private Securities
     Litigation Reform Act, enacted in November, 1995, and any amendments thereto.

          8. Notwithstanding anything herein, the Settlement will be null and void, and the parties returned to their respective positions as of the date of this Stipulation, in the event the payments provided for by paragraphs 4(a) and 4(b) are not made within ten (10) business days of the execution of this Stipulation on behalf of the Company. In the event of such a default by the Company, the Company will forfeit all cash deposited in escrow pursuant to this Stipulation. Plaintiff shall have the right to terminate this Stipulation at any time prior to the Settlement Hearing in the event of a material adverse change in the Company's condition. In the event Plaintiff elects to terminate the Settlement, he shall provide the Settling Defendants with ten (10) business days written notice of that election, and the Settling Defendants shall have the option to deposit the entire settlement consideration in cash and proceed with the settlement.

          9. Within forty (40) days of preliminary approval of the Settlement by the District Court, Plaintiff shall disseminate notice of the proposed Settlement and its terms to all identifiable members of the Class. Said notice shall be substantially in the form of Exhibit D hereto, and shall be approved by the District Court. The cost of notice and administration of the Settlement Fund shall be borne by Plaintiff, subject to reimbursement from the Settlement Fund. Subject to approval of the Court, Class Counsel will be entitled to withdraw up to $50,000 from the Escrow Fund, on one or more occasions and upon ten days written notice to the Escrow Agent and Company Counsel, to reimburse them for all reasonable costs and expenses incurred in providing Notice to the Class, including the costs of the initial Notice previously sent to the Class. In addition, the Escrow Agent shall have the right, upon ten days written notice to Class Counsel and Company Counsel, to withdraw from the Escrow Fund the amount necessary to pay all reasonable costs and fees it incurs in performing its duties under the Escrow Agreement. Class Counsel and the Escrow Agent shall have the right to retain any and all amounts withdrawn pursuant to this paragraph, whether or not the Settlement is finalized.

     10. Contingent upon final District Court approval of the Settlement and dismissal of the Actions with prejudice with respect to the Released Parties, Class Counsel may petition the District Court for an award of counsel fees and reimbursement of expenses actually and reasonably incurred in connection with the prosecution of the Actions. Any attorneys' fees and expenses awarded by the District Court to counsel for the Class shall not be final or payable until the Effective Date, except as provided in paragraph 9, above. Payment of any such award of attorneys' fees and expenses shall be made out of the Settlement Fund.

                           CONDITIONS OF THE SETTLEMENT

          11. The Settlement contemplated by this Stipulation will not be binding upon any party until, and is otherwise subject to:

               (a) final approval by the District Court of the Settlement, the dismissal of the First Action by the District Court with prejudice, and dismissal of the Second Action with prejudice with respect to the Released Parties, and the exhaustion of possible appeals, if any;

               (b) the Plaintiff providing a release executed by Class Counsel, releasing on behalf of the Class all Released Parties from each, any and all Settled Claims, including the claims asserted in the Texas Action;

               (c) the District Court providing in its Order for Final Judgment that all of the shares and warrants issued by the Company pursuant to this Settlement shall be exempt from registration pursuant to 15 U.S.C. ss. 77c(a)(10); and

               (d) the consummation of the proposal between the Company and Meyado International Limited pursuant to which Meyado will invest at least $3.5 million in the development of the operations of MITL.

          12. Settling Defendants may terminate the Settlement if, prior to the Effective Date, any action (other than these Actions) is pending in any state or federal court or in any governmental/regulatory agency or authority which raises any of the Settled Claims against any of the Released Parties. Notwithstanding the above, the Settling Defendants waive their right to terminate the Settlement if, and only if, the aggregate claimed out-of-pocket losses of any Class Members who opt out of this Settlement equal or are less than $150,000.

                                  MISCELLANEOUS

          13. The parties shall use their best efforts to obtain preliminary approval of the proposed Settlement by March 26, 1999 and to obtain final approval by July 30, 1999.

          14. Pending the Approval Hearing, all proceedings in the Actions with respect to the Settling Defendants, except for settlement-related proceedings pursuant to this Stipulation, shall be suspended. Nothing herein shall preclude Plaintiff from pursuing discovery and/or other proceedings as to any non-settling defendants or third parties with respect to the Second Action .

          15. The Plaintiff and Class Counsel represent and warrant that none of the Settled Claims or causes of action have been or will be assigned, encumbered, or in any manner transferred by them, or any member of the Class to the best of their knowledge, information and belief, in whole or in part.

          16. Class Counsel will use their best efforts to provide a list of the warrants to be issued by the Company within twelve months of final approval of the Settlement.

          17. Defendants agree to provide twenty (20) business days notice prior
     to  any  material   dilution  of  MRTI's  interest  in  Metals   Investment
     Technology.

          18. Because of the administrative expenses involved, no payment will be made on any claims if the payment would be less than $20.

          19. This Stipulation and the Settlement contemplated by it shall be governed by and construed in accordance with the laws of the State of Delaware.

          20. This Stipulation may be executed in any number of actual or telecopied counterparts by any of the signatories hereto, and as so executed when joined together shall constitute one agreement.

          21. This Stipulation constitutes the entire agreement among the parties with respect to the subject matter hereof and may not be amended or any of its provisions waived except by a writing executed by all of the parties hereto.


-/s/-
________________________________
Norman M. Monhait (DSBA ID No. 1040)
Suite 1401, Mellon Bank Center
P.O. Box 1070
Wilmington, DE 19899-1070
(302) 656-4433
Attorneys for the Plaintiff and the Class



-/s/-
________________________________
David B. Zlotnick
Law Offices of David B. Zlotnick
1039 North Sixth Avenue
Tucson, AZ 85705
(520) 798-3255
Attorneys for Plaintiff and the Class




-/s/-
________________________________
Donald B. Lewis
Law Offices of Donald B. Lewis
5 Cynwyd Road
Bala Cynwyd, PA 19004
(610) 668-0331
Attorneys for Plaintiff and the Class

-/s/-
________________________________
Daniel A. Dreisbach (DSBA ID No. 2583)
Richards, Layton & Finger
One Rodney Square
P.O. Box 551
Wilmington, DE 19899
(302) 658-6541
Attorneys for Defendants Metal Recovery
Technologies, Inc., J. Stephen Smith, Roy
Pearce and Michael Lucas




-/s/-
________________________________
Mr. William M. Greenwood, Pro Se




-/s/-
________________________________
Mr. Jack Alexander, Pro Se




-/s/-
________________________________
Mr. David Simpson, on behalf of himself,
Stein, Simpson & Rosen, P.A. and Stein,
Simpson & Rosen

                       IN THE UNITED STATES DISTRICT COURT
                          FOR THE DISTRICT OF DELAWARE



GERALD LEVINE, individually and
on behalf of all others similarly situated,

                  Plaintiff,

vs.

METAL RECOVERY TECHNOLOGIES,                      CIVIL ACTION
INC., formerly known as
MALVY TECHNOLOGY, INC.,                           NO. 95-690 JJF
J. STEPHEN SMITH, ROY PEARCE,
WILLIAM M. GREENWOOD, and
MICHAEL LUCAS,

                  Defendants.



NO. 95-690 JJF




                       IN THE UNITED STATES DISTRICT COURT
                          FOR THE DISTRICT OF DELAWARE



GERALD LEVINE, individually and
on behalf of all others similarly situated,

                  Plaintiff,

vs.                                               CIVIL ACTION

METAL RECOVERY TECHNOLOGIES,                      NO. 96-525
INC., et al.,

                  Defendants.

                            ORDER FOR FINAL JUDGMENT


     WHEREAS, certain of the parties to the above-described class action litigation (the "Litigation") entered into a Stipulation and Agreement of Settlement on , 1997 (the "Stipulation" or "Settlement"); and

     WHEREAS, the Court previously has ordered that Civil Action No. 95-690 (the "First Action") proceed as a class action on behalf of the following class: All persons or entities who purchased the common stock of Malvy on the open market between October 7 1993, and May 24, 1995, inclusive ("Class Period"), with the exception of defendants, their affiliates, members of the families of the individual defendants, any entity in which any of the defendants has a controlling interest, and the legal representatives, heirs, successors or assigns of the foregoing excepted individuals (the "Class" or "Class Members");

     WHEREAS, on 1997, the Court entered an Order Preliminarily Approving Settlement, which inter alia, (1) preliminarily approved the Settlement; (2) approved the form of notice of the Settlement to members of the Class (Class Members"); (3) directed that appropriate notice of the Settlement be given to the Class; (4) certified the Class in the Second Action for purposes of settlement; and (5) set a date for a hearing on final approval of the Settlement; and

     WHEREAS, on , 1997, at .m., at the United States District Court for the District of Delaware, the Court held a hearing concerning, among other things, whether the Settlement is fair, reasonable, adequate and in the best interests of the Class ("Settlement Hearing"); and

     WHEREAS, based on the foregoing, having heard the statements of counsel for the parties and of such persons as chose to appear and be heard at the Settlement Hearing, having considered all of the files, records, and proceedings in the litigation, and being fully advised in the premises,

         THE COURT HEREBY FINDS AND CONCLUDES THAT:

          A. This Court has jurisdiction over the subject matter of the Litigation.

          B. The form, content and method of dissemination of the notice given to the Class, including individual notice to all Class Members who could be identified through reasonable effort, was adequate and reasonable and constituted the best notice practicable under the circumstances.

          C. The notice, as given, complied with the requirements of Rule 23 of the Federal Rules of Civil Procedure, satisfied the requirements of due process and constituted due and sufficient notice of the matters set forth therein.

          D. The settlement set forth in the Stipulation is fair, reasonable, adequate and in the best interests of the Class and should be approved.

          E. The Representative Plaintiff and the Class Members, and all and each of them, are hereby bound by the terms of the Settlement set forth in the Stipulation, with the exception of those persons who have properly excluded themselves from the Class, who are listed on Exhibit A hereto.

          F. The provisions of the Stipulation, including definitions of the terms used therein, are hereby incorporated by reference as though fully set forth herein.

         NOW, THEREFORE, IT IS HEREBY ORDERED AND ADJUDGED that:

          1. For purposes of this Order and Final Judgment, the Court adopts and incorporates the definitions contained in the Stipulation.

          2. The Settlement set forth in the Stipulation is fair, reasonable, adequate and in the best interests of the Class, is hereby approved and shall be consummated in accordance with the terms and provisions of the Stipulation, and therefore, these actions shall be and are dismissed with prejudice as to the Settling Defendants on the merits upon and subject to the terms and conditions of the Stipulation.

          3. Judgment shall be, and hereby is, entered in favor of the Class against Metal Recovery Technologies, Inc. ("MRTI") in the amount of $3,250,000.

          4. Neither Class Counsel nor the members of the Class, by themselves or through counsel, shall seek execution of this judgment against MRTI if MRTI timely makes the payments required of it pursuant to P. _____ of the Stipulation. The Judgment for which this paragraph provides shall be reduced by any amounts collected from MRTI.

          5. MRTI is hereby permanently barred and enjoined from asserting in any court that the judgment set forth in paragraph 3 above is dischargeable in any bankruptcy proceeding.

          6. The names and addresses of all persons and entities who validly requested exclusion from the Class are set forth in Schedule A hereto. Except for any individual claims that have been or may be asserted by the persons and entities identified in Schedule A hereto, this Court hereby dismisses the Complaint and the Amended Complaint on the merits and with prejudice as against the Settling Defendants, and without costs, expenses or attorneys' fees to any settling party as against any other.

          7. (a) All Claims however denominated, regardless of the allegations of fact, law, theories, or the principles on which they are based, including but not limited to claims for fraud, negligence, contribution or indemnity asserted against any Settling Defendant, by any other defendant or party to this Litigation or by other persons or entities not parties to this litigation, which claims now exist or have accrued or in the future may exist or accrue, and which arise out of the same facts as those underlying the subject matter of this Litigation, are hereby dismissed with prejudice and permanently barred and the future filing and prosection of such claims is enjoined.

          (b) All Claims, however denominated, regardless of the allegations of fact, law, theories, or the principles on which they are based, including but not limited to claims for fraud, negligence, contribution or indemnity asserted by any Settling Defendants against any non-settling defendant or party to this litigation, any other Settling Defendant, or any other person or entity whose claims are barred by operation of paragraph 6(a) above, which claims now exist or have accrued or in the future may exist or accrue, and which arise out of the same facts as those underlying the subject matter of this Litigation, are hereby dismissed with prejudice, and permanently barred and the future filing of such Claims is enjoined.

          (c) The settlement constitutes a full, final and complete discharge, dismissal with prejudice, settlement and release of, and an injunction barring, all claims, rights, demands, actions, causes of action, suits, damages, losses,obligations, matters and issues, whether known or unknown, asserted or unasserted, contingent or absolute, suspected or unsuspected, disclosed or undisclosed, hidden or concealed, material or immaterial, which have been, could have been, or in the future can or might be asserted in the actions or in any court or proceeding, be it federal, state or governmental/regulatory agency or authority (including without limitation, any claims arising under federal or state law relating to alleged fraud, breach of any duty, disclosure violations, negligence or otherwise) by or on behalf of plaintiff, any class member, whether individual, class, derivative, representative, legal, equitable or any other type or in any other capacity, which have arisen, arise now, or hereafter arise out of or relate in any manner whatsoever, directly or indirectly, to the allegations, facts, events, transactions, occurrences, acts, representations, misrepresentations, omissions, or any other material cause or thing whatsoever, or any series thereof, involved, embraced, set forth, referenced in or otherwise related in any way, directly or indirectly, to any allegation of fact or law in the actions including, without limitation, all claims for contribution arising out of the actions (collectively, the "settled claims" or "claims") against any of the settling defendants in the Actions, those entities listed on Exhibit A hereto, Alcaria Investments Limited, Anthemis, Ltd., Jepherson Limited, Plenbrick, Ltd., Sovereign Trust Services Limited and Sundorne Holdings Limited, their families, parent entities, affiliates, associates or subsidiaries and each of their respective present or former officers, directors, agents, employees, attorneys, (including, without limitation, Stein, Simpson & Rosen and Holtzmann, Wise & Shepherd, and the respective members and employees of those firms), representatives, advisors, investment advisors, investment bankers, commercial bankers, financial advisors, trustees, general and limited partners and partnerships, heirs, executors, personal representatives, estates, administrators, predecessors, successors, assigns and any other person or entity acting for or on their behalf (collectively the "released parties"). Notwithstanding the above, with respect to the entities listed on Exhibit A only, the plaintiff and the Class will release any and all settled claims against those entities but expressly do not release any claims for contribution that may be brought by other parties against them in the second action or any other action or agree to any reduction in judgment that they may obtain against non-released parties.

     Notwithstanding the foregoing, the following persons and entities are not released hereunder: all registered broker/dealers, and their registered representatives and traders, which participated in the trading of Malvy securities during the Class Period and the officers and owners of those entities, Sinenvest Limited Corp., Bondlumi Investments Limited, Gary Salter, Corporate Asset Management, SGA Goldstar Research, Inc. and its officers and directors, and Dan Dorfman.

          8.  All  existing  and  future   defendants,   including   third-party
     defendants, in this Litigation or in any related action are permanently barred and enjoined from filing, maintaining or prosecuting, either directly, representatively, derivatively or in any other capacity, any Claims, including but not limited to claims for contribution, indemnity, or otherwise against any Settling Defendant.

          9. The  releases  provided  for and agreed to in the  Stipulation  are hereby ordered effective and conclusive as to the parties to the Stipulation, and all Settled Claims are permanently barred and the future filing of such claims is enjoined.

          10. Class Counsel may apply to the Court for an award of attorneys' fees from the Settlement Fund, and also may apply for reimbursement of any costs and expenses relating to the litigation or to the administration and consummation of the Settlement.

          11. The Court finds and concludes that the issuance of MRTI stock pursuant to the Stipulation and Settlement is exempt from registration pursuant to 15 U.S.C. ss. 77c(a)(10), and that such stock is freely tradable and marketable and, in accordance with the terms of the Stipulation, may be sold by the Escrow Agent prior to the Effective Date of the Settlement.

          12. The Court hereby retains and reserves jurisdiction over (a) implementation of this Settlement; (b) disposition of the Settlement Fund under the terms and conditions of the Stipulation and Notice; (c) the Settled Claims, until the Effective Date contemplated by paragraph ____ of the Stipulation; (d) the distribution of the Settlement Fund; and (e) all parties, for the purpose of enforcing and administering the Stipulation and this Settlement.

          13. The Clerk is hereby directed forthwith to enter a Final Judgment of Dismissal With Prejudice as to Civil Action No. 95-690.

          14. Pursuant to Rule 54(b) of the Federal Rules of Civil Procedure, the Court finds that there is no just cause for delay in entering judgment in accordance with the Stipulation and directs the entry of Final Judgment dismissing Civil Action No. 96-525 as to defendants MRTI, Lucas, Rabhi and Alexander.

Dated:            , 1997



The Honorable Joseph J. Farnan
United States District Judge

                       IN THE UNITED STATES DISTRICT COURT
                          FOR THE DISTRICT OF DELAWARE


GERALD LEVINE, individually and     :
on behalf of all others similarly   :
situated,                                            :
                                                     :
      Plaintiff,
                                                     :
vs.                                                  :        CIVIL ACTION
                                                     :        NO. 95-690 JJF
METAL RECOVERY TECHNOLOGIES, INC.,  :
formerly known as                           :
MALVY TECHNOLOGY, INC.,             :
J. STEPHEN SMITH, ROY PEARCE,               :
WILLIAM M. GREENWOOD, and           :
MICHAEL LUCAS,                              :
                                                     :
      Defendants.
                                                     :
------------------------------------------------------------------

                       IN THE UNITED STATES DISTRICT COURT
                          FOR THE DISTRICT OF DELAWARE


GERALD LEVINE, individually and     :
on behalf of all others similarly   :
situated,                                            :
                                                     :
        Plaintiff,       :
                                                     :
vs.                                                  :        CIVIL ACTION
                                                     :        NO. 96-525 JJF
METAL RECOVERY TECHNOLOGIES, INC.,  :
et al.                                      :
                                                     :
        Defendants.      :
                                                     :
------------------------------------------------------------------


                       FINAL JUDGMENT APPROVING SETTLEMENT

          A. The above-captioned class action litigation is pending in this Court on behalf of all persons who between the dates of October 7, 1993 and May 24, 1995 purchased the common stock of Malvy Technology, Inc. (now Metal Recovery Technologies, Inc.) ("the Class").

          B. After extensive discovery, certain of the parties, recognizing the uncertainty, expense, difficulties and delays inherent in complex litigation, have determined to settle their differences for the benefit of the plaintiff and the Class as set forth in the Stipulation of Settlement dated February __, 1999 (the "Stipulation of Settlement"), a copy of which, without Exhibits, is attached hereto as Exhibit A. All terms in this Final Judgment shall have the identical meaning as set forth in the Stipulation of Settlement.

          C. Plaintiff's counsel on or about ____________, 1998 caused a notice of the pendency of this Class Action to be distributed to persons identified as members of the Class. Plaintiff's counsel have subsequently caused the Notice of Proposed Class Action Litigation Settlement, Settlement Hearing and Right to Appear ("the Second Notice"), a copy of which is attached hereto as Exhibit B, and a proposed Proof of Claim form, a copy of which is attached hereto as Exhibit C, to be distributed to members of the Class.

     This Court has considered the arguments of counsel, the documents described above, the proposed Stipulation of Settlement dated March __, 1999, all other pleadings, papers, and files herein, and has held a hearing to permit persons opposed to the Settlement to make their views known. Good cause appearing therefor, IT IS HEREBY ORDERED AS FOLLOWS:


     I. The proposed Settlement is hereby approved as fair, reasonable, adequate and in the best interests of the Class.

          1. The First Action and the claims against the Settling Defendants in the Second Action are hereby dismissed in accordance with the terms of the Stipulation of Settlement, without costs and upon the merits and with prejudice and in full, final and complete discharge, dismissal with prejudice, settlement and release of, and an injunction barring, all claims, rights, demands, actions, causes of action, suits, damages, losses, obligations, matters and issues, whether known or unknown, asserted or unasserted, contingent or absolute, suspected or unsuspected, disclosed or undisclosed, hidden or concealed, material or immaterial, which have been, could have been, or in the future can or might be asserted in the Actions or in any court or proceeding, be it federal, state or governmental/regulatory agency or authority (including, without limitation, any claims arising under federal or state law relating to alleged fraud, breach of any duty, disclosure obligations, negligence or otherwise) by or on behalf of plaintiff or any Class Member, whether individual, class, derivative, representative, legal, equitable or any other type or in any other capacity, which have arisen, arise now, or hereafter arise out of or relate in any manner whatsoever, directly or indirectly, to the allegations, facts, events, transactions, occurences, acts, representations, misrepresentations, omissions, or any other material cause or thing whatsoever, or any series thereof, involved, embraced, set forth, referenced in or otherwise related in any way, directly or indirectly, to any allegation of fact or law in the Actions including, without limitation, all claims for contribution arising out of the Actions (collectively, the "Settled Claims") against any of the Settling Defendants in the Actions, their families, parent entities, affiliates, associates or subsidiaries and each of their respective present or former officers, directors, agents, employees, attorneys, representatives, advisors, investment advisors, investment bankers, commercial bankers, financial advisors, trustees, general and limited partners and partnerships, heirs, executors, personal representatives, estates, administrators, predecesssors, successors, assigns and any other person or entity acting for or on their behalf, including those persons listed on Exhibit D to the Stipulation of Settlement (collectively the "Released Parties). Notwithstanding the above, with respect to the entities listed on said Exhibit D only, plaintiff and the Class hereby release any and all Claims they have against those entities but expressly do not release any claims for contribution that may be brought by other parties against the Exhibit D entities whether in the Second Action or any other action; nor do plaintiffs agree to any reduction in judgment that they obtain against non-released parties with respect to the Exhibit D entities. All of the above release(s) expressly encompass all claims asserted on behalf of the Class in the pending Actions in this Court, the Texas action, and any other pending or potential actions.

     Notwithstanding the foregoing, the following persons and entities are not released hereunder: all registered broker/dealers, and their registered representatives and traders, which participated in the trading of Malvy securities during the Class Period and the officers and owners of those entities; Sinenvest Limited Corp.; Bondlumi Investments Limited; Gary Salter; Corporate Asset Management; SGA Goldstar Research, Inc. and its officers and directors; and Dan Dorfman.

          2. Pursuant to Rule 23 of the Federal Rules of Civil Procedure, this Court hereby finds and concludes that the mailing of the Notice effected by Class Counsel constituted the best notice of the Settlement and related matters practicable under the circumstances, including individual notice to those members of the Class who could be identified through reasonable effort, and that these procedures fully satisfy the requirements of Rule 23 of the Federal Rules of Civil Procedure and the requirements of due process.

          3. The Clerk is directed to enter judgment against defendant Metal Recovery Technologies, Inc. and in favor of Plaintiff and the Class in the amount of $3,050,000.

          4. No member of the Class may institute or prosecute any claims released herein against any of the Released Parties.

          5. Neither this Final Judgment nor the Stipulation of Settlement is an admission or concession by any of the Settling Defendants or any other person of any actual or potential fault, omission, liability or wrongdoing. This Judgment is not a finding of the validity or invalidity of any claims in this action or of any wrongdoing by defendants or any other person. Neither this Judgment nor the Stipulation or fact of the Settlement, nor settlement proceedings, nor the settlement negotiations, nor any related document shall be used as an admission of any actual or potential fault or omission by any person or be offered or received in evidence as an admission, concession, presumption or inference against any party in any proceeding other than such proceedings as may be necessary to consummate or enforce the Stipulation of Settlement.

          6. The Court reserves jurisdiction over this action and of any and all further proceedings concerning the administration and consummation of this settlement. In the event that the Stipulation of Settlement is terminated pursuant to its terms for any reason, then this Final Judgment shall, upon further Order of the Court, be rendered null and void and be vacated and the Stipulation of Settlement and all orders entered in connection therewith shall be rendered null and void.

          7. Pursuant to 15 U.S.C. Section 77c(a)(10), the Court hereby finds that all of the securities being issued in connection with the settlement are exempt from registration.


Dated:  ___________________, 1999


------------------------------------
Joseph J. Farnan,
United States District Judge

                           IN THE UNITED STATES DISTRICT COURT
                          FOR THE DISTRICT OF DELAWARE


GERALD LEVINE, individually and     :
on behalf of all others similarly   :
situated,                                            :
                                                     :
         Plaintiff,       :
                                                     :
vs.                                                  :        CIVIL ACTION
                                                     :        NO. 95-690 JJF
METAL RECOVERY TECHNOLOGIES, INC.,  :
formerly known as                           :
MALVY TECHNOLOGY, INC.,             :
J. STEPHEN SMITH, ROY PEARCE,               :
WILLIAM M. GREENWOOD, and           :
MICHAEL LUCAS,                              :
                                                     :
         Defendants.      :
                                                     :
------------------------------------------------------------------

                       IN THE UNITED STATES DISTRICT COURT
                          FOR THE DISTRICT OF DELAWARE


GERALD LEVINE, individually and     :
on behalf of all others similarly   :
situated,                                            :
                                                     :
                                    Plaintiff,       :
                                                     :
vs.                                                  :        CIVIL ACTION
                                                     :        NO. 96-525 JJF
METAL RECOVERY TECHNOLOGIES, INC.,  :
et al.                                      :
                                                     :
                                    Defendants.      :
                                                     :
------------------------------------------------------------------


                                    NOTICE OF
                        PROPOSED CLASS ACTION SETTLEMENT,
                     SETTLEMENT HEARING, AND RIGHT TO APPEAR

     TO: ALL PERSONS WHO PURCHASED SHARES OF THE COMMON STOCK OF MALVY TECHNOLOGIES, INC. DURING THE PERIOD FROM OCTOBER 7, 1993 THROUGH AND INCLUDING MAY 24, 1995. PLEASE READ THIS IMPORTANT NOTICE. THIS NOTICE RELATES TO A PROPOSED SETTLEMENT OF A CLASS ACTION AND, IF YOU ARE A CLASS MEMBER, CONTAINS IMPORTANT INFORMATION AS TO YOUR RIGHTS CONCERNING THE SETTLEMENT FUND AS FURTHER DESCRIBED BELOW.

          YOU ARE HEREBY NOTIFIED pursuant to Rule 23(c)(2) of the Federal Rules of Civil Procedure and the Orders of the United States District Court for the District of Delaware, filed November 26, 1996 and ________________, 1999, that a partial settlement of class claims valued at over $4,000,000, has been reached by certain of the parties, which settlement is subject to approval by the Court and which, if approved, will result (a) in a settlement fund which shall be disbursed as set forth below; and (b) in the dismissal of the litigation and the release of claims as set forth below as against certain of the defendants and other released persons.

          Notice is hereby given that a hearing ("the Settlement Hearing") will be held at _____ A.M./P.M. on ____________________, 1999, in Courtroom
     _____, United States Courthouse, 844 North King Street, Wilmington, Delaware 19801, for the purpose of determining whether the proposed partial Settlement of this litigation should be approved by the Court as fair, reasonable and adequate, and to consider plaintiff's counsels' request for counsel fees and reimbursement of expenses and a special payment to the named plaintiff. In an Order dated ____________________, 1999, the Court granted preliminary approval of the Settlement, subject to confirmation at the Settlement Hearing.

     THIS NOTICE IS GIVEN TO INFORM ALL CLASS MEMBERS OF THE EXISTENCE OF AND THE PROPOSED PARTIAL SETTLEMENT OF THESE JUDICIAL PROCEEDINGS. PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. YOUR RIGHTS TO PARTICIPATE IN THE SETTLEMENT ARE DESCRIBED HEREIN.

                              PRELIMINARY STATEMENT

          The above captioned actions were filed by Gerald Levine and assert claims for money damages under the Securities Exchange Act of 1934 against Malvy Technology, Inc. ("Malvy," the predecessor in interest to Metal Recovery Technologies, Inc.), certain of its present or former officers and directors and their alleged affiliates and certain stock brokerage firms and securities advisors involved in the trading of Malvy securities. The Complaints allege in substance that the defendants conspired to induce the members of the Class, by means of misleading information disseminated to the public during the Class Period, to purchase Malvy common stock and to make such purchases for excessive prices. The information allegedly misrepresented or not properly disclosed related in part to the status and commercial prospects of a locking mechanism known as the Malvy Device. The Complaints allege that defendants misrepresented the status of and prospects of Malvy and the Malvy Device; that certain defendants and their affiliates derived unlawful profits from sales of unregistered Malvy stock at inflated prices; that certain stock brokers were bribed to tout Malvy stock; and that such brokers and the firms that employed them are responsible for the manipulation of the price of Malvy stock and liable in damages to members of the Class. In addition, another action was filed by certain other plaintiffs in State Court in Houston, Texas on behalf of a proposed class of purchasers of Malvy stock. The Settlement proposed here will have the effect of releasing your claims against the Settling Defendants that have been asserted in that action or that could be asserted in another action.

          All defendants have denied any wrongdoing and have raised various defenses, including among other things that their disclosures were adequate and accurate, that plaintiff did not rely upon their disclosures, and that defendants in good faith held the views that they disseminated to the public. No court has yet ruled on the merits of either the claims or the defenses. Trial by jury has been demanded on behalf of the Class. A scheduled trial date has been postponed pending proceedings regarding the proposed settlement.

          On November 26, 1996, the United States District Court for the District of Delaware ruled that the claims which were the subject of Civil Action No. 95-690 ("the First Action") were to be maintained as a Class Action on behalf of all persons who purchased Malvy common stock on the open market between October 7, 1993 and May 24, 1995 inclusive (with the exception of the defendants, the Company's present and former officers and directors, any entity in which any defendant has a controlling interest, members of the families of the defendants and the legal representatives, heirs, successors or assigns of any excepted person). The parties to the First Action and certain parties to the second action have, after extended negotiations, subsequently agreed to a settlement of the claims asserted against them; and the Court on ____________, 1999 directed that this Notice be sent to all members of the Class. The sending of this Notice is not an expression by the Court of any opinion with respect to the likelihood of recovery by the plaintiff or with respect to the merits of any defense asserted by defendants. This notice is sent merely to advise you of the pendency of the actions and the proposed settlement and the rights which you have with respect to those matters.

          All defendants have denied and continue to deny each and all of the claims and contentions alleged by the representative plaintiff on behalf of the Class in the litigation. All defendants expressly have denied and continue to deny all charges of wrongdoing or liability against them arising out of any of the conduct, statements, acts or omissions alleged, or that could have been alleged in the litigation; and all defendants have asserted and continue to assert many defenses. All defendants also have denied and continue to deny, inter alia, the allegations that the price of Malvy common stock was artificially inflated by reasons of alleged misrepresentations, nondisclosures or otherwise, or that the representative plaintiff or any members of the Class were harmed by the conduct alleged in the litigation. Nonetheless, certain of the defendants ("the Settling Defendants") have concluded that the further conduct of the litigation would be protracted and expensive, and that it is desirable that the litigation be fully and finally settled in the manner and upon the terms and conditions set forth in the Stipulation of Settlement ("Stipulation") based on the uncertainty, risks, expense, inconvenience and distraction inherent in this litigation. The Settling Defendants are Metal Recovery Technologies, Inc., the successor in interest to Malvy, Michael Lucas, J. Stephen Smith, Roy Pearce, William Greenwood, Michel Rabhi, Jack Alexander and certain persons alleged to be their agents, namely, David Simpson, Syein, Simpson & Rosen, P.A., Christopher Bateson and Ian Bertram.

          On February __, 1999, plaintiff and the Settling Defendants, by their respective counsel, entered into the Stipulation which, if approved, will result in the dismissal of all claims of the named plaintiff and all members of the Class against those persons, and will bar, in the future, any claims which might have been asserted against those persons or their affiliates in this lawsuit by members of the Class, as well as claims for contribution against them by the non-settling defendants. The Class that would be affected and the consideration for this dismissal is described below.

          As set forth in greater detail in the Stipulation, the Settling Defendants will pay consideration to the Class with a value in excess of $3,250,000, comprised of $200,000 in cash and through the deposit of 20,000,000 shares of the Company's stock into an Escrow Account pursuant to which the stock will be sold for the benefit of the Class. If the Company's initial deposit of shares of its stock does not generate $3,250,000 additional deposits of MRTI shares will be made in an effort to generate such proceeds. The funds obtained from the sale of the Company's stock, up to $3,250,000, will be held for the benefit of the Class. In addition, the Company will issue to the members of the Class warrants for the purchase of MRTI common stock, which warrants may be exercised beginning on the later of March 1, 2000 or the Effective Date of this settlement, at a price 20% less than the closing bid price of the Company's stock on the preceding day. The Company will consent to the entry of judgment to secure the amounts due under the Settlement. Further, if less than $850,000 is realized through the sale of MRTI stock under this agreement one year after entry of final judgment, plaintiff will have the right to issue a notice of default. In that event, if the default is not promptly cured, judgment will be entered against defendants Lucas and Alexander in the amount of $3,050,000, less any amounts realized from the sale of MRTI stock.

          Plaintiff's counsel have conducted a thorough investigation relating to plaintiff's claims and the underlying events and transactions alleged in the Complaint, including inspecting many thousands of documents produced by defendants. Plaintiff's counsel have also made a thorough study of the legal principles applicable to plaintiff's claims. Plaintiff desires to settle his claims against the Settling Defendants because further proceedings would be protracted and expensive, the ultimate outcome as to liability and damages and the prospect for recovery is uncertain, a substantial judgment against the corporate defendant would almost certainly precipitate its bankruptcy, and, therefore, the interests of the plaintiff and the Class members would best be served by settlement of this litigation at this time. In addition, counsel for plaintiff believes that the terms of the Settlement are fair, reasonable and adequate, and will result in substantial and material benefits to all Class members.

                                 NOMINEE HOLDERS

          If you are or were a nominee holder of any Malvy common stock purchased between October 7, 1993 and May 24, 1995, held in "street name" or in your name as trustee or fiduciary, please advise Heffler, Radetich & Saitta, C.P.A., 1515 Market Street, 8th Floor, Philadelphia, Pennsylvania 19103 in writing so an appropriate quantity of notices can be sent to you for distribution to all beneficial owners for whom you hold or held stock purchased in the relevant period. Each nominee may apply to plaintiff's counsel for reimbursement of actual out-of-pocket costs reasonably incurred in obtaining the names and addresses of beneficial purchasers and forwarding notices to them.

                               SETTLEMENT HEARING

                  Notice is hereby given, pursuant to the Court's Order of ___________________, 1999, that a Hearing will be held in Courtroom ______ of the United States Courthouse, 844 North King Street, Wilmington, Delaware 19801, at ______ A.M./P.M. on _______________, 1999. The purpose of this Hearing is to determine whether the proposed settlement of the litigation as set forth in the Stipulation of Settlement dated March ____, 1999, is fair, reasonable and adequate, and thus whether the Settlement should be approved by the Court, and the class action litigation dismissed as to the Settling Defendants, on the merits and with prejudice in accordance with said Stipulation.

                  The Court will also consider at this Hearing the request of counsel for plaintiff for an award of attorneys' fees and reimbursement of expenses. Plaintiff's counsel have reserved their rights to apply to the Court for an award of counsel fees in an amount not greater than thirty-three and one-third percent (33-1/3%) of the total value of the Settlement Fund, in addition to seeking reimbursement of counsel's out-of-pocket expenses, plus interest earned on such amounts as are awarded by the Court to plaintiff's counsel while such amounts remain in escrow prior to distribution. Plaintiff's counsel will seek a special payment of $7,500 to plaintiff Gerald Levine, the class representative in this action, based upon the benefit he has conferred upon the Class. Any fees, expenses and other payments that the Court awards will be paid solely out of the Settlement Fund. The Hearing may be adjourned by the Court without further notice to the Class.

                  At the Hearing, any Class members may appear in person or by duly authorized counsel and be heard in support of, or in opposition to, the fairness, reasonableness or adequacy of the proposed class action settlement and/or any requested allowance of counsel fees, costs, and other payments to class counsel or plaintiff. However, no such Class member or counsel representing any Class Member shall be heard at the Hearing, and no paper, brief, or evidence submitted by any such person shall be received or considered by the Court unless such person, on or before ____________________, 1999, files with this Court a notice of his intention to appear, a statement of the position he will assert, and the reasons for his position, along with proof of service (i.e., a statement that he has served by either first-class mail or in person) of copies of such notice and papers upon:


                           David B. Zlotnick, Esquire
                           1010 Second Avenue
                           Suite 1750
                           San Diego, California 92101

                           Donald B. Lewis, Esquire
                           LAW OFFICES OF DONALD B. LEWIS
                           5 Cynwyd Road
                           Bala Cynwyd, Pennsylvania 19004

                           Norman M. Monhait, Esquire
                           Rosenthal, Monhait, Gross & Goddess, P.A.
                           Mellon Bank Center, Suite 1401
                           P.O. Box 1070
                           Wilmington, Delaware 19899-1070

                           Attorneys for Plaintiff and the Class


                           Daniel A. Dreisbach, Esquire
                           Richards, Layton & Finger
                           One Rodney Square
                           Wilmington, Delaware 19801

                           Counsel for Certain of the Settling Defendants

                       SUMMARY OF THE PROPOSED SETTLEMENT

                  The Settlement becomes effective only upon the final order and judgment of the Court. The proposed settlement has a total value of over Three Million, Two Hundred Fifty Thousand Dollars ($3,250,000.00). The Stipulation of Settlement, which details the terms of the Settlement, is on file with the Court and is available for your inspection as described herein.

                  If the Stipulation is approved, the Court will enter a judgment dismissing the class action as to the Settling Defendants, dismissing the claims against them with prejudice and releasing and discharging the Settling Defendants and their agents, including their accountants, attorneys, insurers, reinsurers, underwriters and trustees, from all claims which were or could have been asserted by plaintiff and the Class members in this litigation, including all claims that have been asserted on behalf of the Class in the Texas litigation. The effect of the dismissal of the class action is more fully set forth in the Proof of Claim and Release, which provide that each Class member, as part of the settlement, will give up any claim he or she may have against the Settling Defendants and any of their agents which were alleged or could have been alleged in this action.

                  All members of the Class who have not previously excluded themselves from the Class will be bound by the terms of the Settlement and Release and any order of the Court dismissing the litigation, whether or not they file a Proof of Claim. If you do not understand this document or its legal consequences, it is recommended that you consult with Class Counsel or with your own lawyer or other advisor.

                         DISTRIBUTION OF SETTLEMENT FUND

                  The Net Settlement Fund is the remainder of the Settlement Fund after deducting plaintiff's counsel fees, reimbursement of their expenses to the extent permitted by the Court, including the costs in connection with sending the Notice of Proposed Settlement and administering the Settlement, as well as any payment to the named plaintiff. The Net Settlement Fund will be distributed among Class members who file valid proofs of claim ("Authorized Claimants"), pursuant to a formula to be approved by the Court. Plaintiff's counsel will recommend to the Court that for those Class members who both purchased and sold Malvy common stock during the Class Period, recognized losses shall be computed by subtracting from the actual purchase price paid (including commissions) the sale price received (including commissions). For those persons who purchased Malvy common stock during the Class Period and held such stock after May 24, 1995, the recognized loss shall be computed by subtracting from the actual purchase price paid (excluding commissions) the sum of $__________ per share, the closing price of the stock on May 24, 1995. Plaintiff will propose that all recognized losses shall be aggregated and that the net settlement fund shall be distributed to all authorized claimants in proportion to their recognized losses. Because the Settlement Fund may be funded over a period of months or years, it is not anticipated that a distribution will be made until it becomes economically beneficial to do so. In addition, there are a number of conditions to the Settlement's becoming effective, which may delay any distribution to Class Members.

                                 PROOFS OF CLAIM
                  Each Class member who desires to assert a claim for payment from the Net Settlement Fund must submit a completed, signed Proof of Claim and Release ("Proof of Claim"), a copy of which is enclosed with this Notice, supported by the documents described in the Proof of Claim. The Proof of Claim must be submitted as described below to:

                           Malvy Securities Litigation
                              Post Office Box _____
                       Philadelphia, Pennsylvania 191____


                  ALL PROOFS OF CLAIM MUST BE POSTMARKED OR OTHERWISE SUBMITTED BY SEPTEMBER 30, 1999. Any Class member who fails to submit a valid and timely Proof of Claim shall not receive any portion of the Net Settlement Fund, but will be bound by all of the terms of the Settlement and of any judgment or other order entered in this Action (unless such person has previously requested exclusion from the Class). A Proof of Claim shall be deemed to have been submitted at the time it is actually received at the address designated above. Submission of a Proof of Claim is not a waiver of any rights with respect to the Settlement, including the right to object to the Settlement.

                  If you submit a Proof of Claim, counsel for the parties are entitled to make an inquiry to ensure that you are a Class member and are entitled to a portion of the Net Settlement Fund and to confirm the amount of your claim by using the discovery procedures provided by the Federal Rules of Civil Procedure. By submitting a Proof of Claim, you are agreeing that the United States District Court for the District of Delaware has jurisdiction with respect to your claim.
                  Each Proof of Claim shall be reviewed by plaintiff's counsel or their agents, who shall determine in accordance with the Stipulation and the Order for Notice of Class Action Settlement Hearing the extent, if any, to which each Proof of Claim shall be allowed, subject to review by the Court. Failure to provide the information required in the Proof of Claim may result in its rejection.

                              EXAMINATION OF PAPERS

                  The foregoing is only a summary of the circumstances surrounding the litigation, the claims and defenses asserted, the Settlement, and the matters related thereto. For more detailed information you may inspect the Stipulation of Settlement and the Complaints and Answers and other pleadings on file in this litigation, which may be inspected during regular business hours at the office of the Clerk of Court, United States District Court for the District of Delaware, 844 North King Street, Wilmington, Delaware 19801, or upon reasonable advance request, through plaintiff's counsel, Donald B. Lewis, Esquire, 5 Cynwyd Road, Bala Cynwyd, Pennsylvania 19004; David B. Zlotnick, Esquire, 1010 Second Avenue, Suite 1750, San Diego, California 92101; or Norman
M. Monhait, Esquire, Rosenthal, Monhait, Gross & Goddess, P.A., Mellon Bank Center, Suite 1401, P.O. Box 1070, Wilmington, Delaware 19899-1070. If you have any questions with respect to this Notice, the Proof of Claim or the lawsuit generally, you should raise them with your own attorney or advisor, or direct them in writing to plaintiff's counsel at the above address. Do not address questions to the Court or the Clerk.

Dated:  March   , 1999


/s/
Clerk of the Court
United States District Court
for the District of Delaware

                           PROOF OF CLAIM AND RELEASE

                  PURSUANT TO THE ORDER OF THE COURT ENTERED __________, TO BE ENTITLED TO RECEIVE ANY PAYMENT IN CONNECTION WITH THE CLASS ACTION SETTLEMENT, YOU MUST MAIL THIS PROOF OF CLAIM WITH SUPPORTING DOCUMENTS SO THAT IT IS RECEIVED ON OR BEFORE SEPTEMBER 30, 1999 TO:

                           Malvy Securities Litigation
                              Post Office Box _____
                       Philadelphia, Pennsylvania 191____

                  NO CLAIM RECEIVED AFTER SEPTEMBER 30, 1999 WILL ENTITLE YOU TO RECEIVE ANY MONEY IN THE SETTLEMENT OF THIS ACTION. A PROOF OF CLAIM SHALL BE DEEMED SUBMITTED ON THE DATE RECEIVED AT THE ABOVE POST OFFICE BOX.
                  TO BE ELIGIBLE TO SHARE IN THE CLASS ACTION NET SETTLEMENT FUND, YOU MUST HAVE PURCHASED SHARES OF THE COMMON STOCK OF MALVY TECHNOLOGY, INC. ON THE OPEN MARKET DURING THE PERIOD OCTOBER 7, 1993 THROUGH AND INCLUDING MAY 24, 1995. YOU ARE NOT ELIGIBLE TO PARTICIPATE AS A CLASS MEMBER IF YOU HAVE EXCLUDED YOURSELF FROM THE CLASS OR IF YOU ARE A DEFENDANT, A PAST OR PRESENT OFFICER OF MALVY, AN ENTITY IN WHICH ANY DEFENDANT HAS A CONTROLLING INTEREST, A MEMBER OF THE IMMEDIATE FAMILY OF ANY OF THE DEFENDANTS OR LEGAL REPRESENTATIVE, HEIR, SUCCESSOR OR ASSIGN OF ANY OF THE FOREGOING.

         I.       [Check appropriate lines and fill in applicable blanks.]

_______ A. INDIVIDUAL CLAIMANT: I am a claimant acting in my own interest.

_______ B. JOINT CLAIMANT: We are claimants acting jointly.

_______    C.     CORPORATE     CLAIMANT:     I    am     _______________     of
     _____________________________      whose      business      address      is
     _____________________________; I am authorized to make this claim on behalf of the corporation.

_______   D.    PARTNERSHIP    CLAIMANT:    I   am   a   general    partner   of
     __________________________,   a  partnership,  whose  business  address  is
     ______________________________;  I am  authorized  to make  this  claim  on behalf of the partnership.

_______ E. DECEDENT'S  ESTATE  CLAIMANT:  I (we) am (are) the executor(s) of the
     Estate of ______________________ (deceased), and my (our) mailing address is _____________________. [Executors and Administrators must annex copies of currently effective Letters Testamentary of an appropriate court showing their authority to act as such.]

_______  F.  CUSTODIAL   CLAIMANT:   I,   _____________  am  the  custodian  for
     ____________________,         whose        mailing        address        is
     _____________________________________
     ------------------------------------------------.

_______ G. NOMINEE, AGENT OR ATTORNEY CLAIMANT: I, __________, am nominee, agent or attorney [delete two] on behalf of _________________________, whose address is __________________________. [An appropriate power of attorney or other proof of authority must be submitted with this Proof of Claim.]

_______  H.   GUARDIAN   CLAIMANT:   I  (we)  am  (are)  the   guardian(s)   for
     _____________________,   an   incompetent,   or  minor  whose   address  is
     _________________________________.   [Guardians   must   annex   copies  of
     currently effective orders of an appropriate court showing their authority to act as such.]

_______ I. IRA, KEOGH or OTHER  RETIREMENT  PLAN  CLAIMANT:  I (we) am (are) the
     trustee(s) for the _____________ Plan, whose address is ___________________________. I (we) am (are) authorized to make this claim on behalf of the ____________________ Plan.

         II.      [Check appropriate line and fill in applicable blanks.]

_______ A. Record and Beneficial Owner(s): Claimant was or is the record and beneficial holder of shares of Malvy Technology, Inc. common stock purchased during the Class Period which were, to Claimant's knowledge, registered in Claimant's name.

_______ B. Beneficial Owner(s) Only:

     Claimant was or is the beneficial but not record owner of shares of Malvy Technology, Inc. common stock purchased during the Class Period which were registered in the name of _______________________, whose address is
     ________________________________
     -------------------------------------------------.

     (If your  shares  were  purchased  in your own name,  check item A. If your securities were purchased in street name (that is, in the name of a brokerage firm or other person acting on your behalf), check item B. Identify in the following space the brokerage firm(s) through which you purchased Malvy Technology, Inc. stock during the Class Period:
     ______________________________
     ------------------------------------------------------------------.

         III. I HEREBY STATE, UNDER PENALTIES OF PERJURY, THAT I AM A CLASS MEMBER AS DEFINED ABOVE.

         IV. CLAIMANT AGREES THAT IF THE SETTLEMENT IS APPROVED BY THE COURT, ALL OF HIS OR HER CLAIMS THAT WERE ASSERTED OR THAT COULD HAVE BEEN ASSERTED IN THIS LITIGATION AGAINST THE SETTLING DEFENDANTS BASED ON THE PURCHASE OF MALVY TECHNOLOGY, INC. COMMON STOCK DURING THE CLASS PERIOD WILL BE EXTINGUISHED FOREVER, SUBJECT ONLY TO RECEIPT BY CLAIMANT OF ANY PAYMENT DUE, IF ANY, UNDER THE AFORESAID SETTLEMENT, EXCEPT AS OTHERWISE PROVIDED IN THE STIPULATION OF SETTLEMENT. CLAIMANT'S SIGNATURE(S) ON THIS PROOF OF CLAIM FORM CONSTITUTES A FULL, FINAL AND COMPLETE DISCHARGE, DISMISSAL WITH PREJUDICE, SETTLEMENT AND RELEASE OF, AND AN INJUNCTION BARRING, ALL CLAIMS, RIGHTS, DEMANDS, ACTIONS, CAUSES OF ACTION, SUITS, DAMAGES, LOSSES, OBLIGATIONS, MATTERS AND ISSUES, WHETHER KNOWN OR UNKNOWN, ASSERTED OR UNASSERTED, CONTINGENT OR ABSOLUTE, SUSPECTED OR UNSUSPECTED, DISCLOSED OR UNDISCLOSED, HIDDEN OR CONCEALED, MATERIAL OR IMMATERIAL, WHICH HAVE BEEN, COULD HAVE BEEN, OR IN THE FUTURE CAN OR MIGHT BE ASSERTED IN THE ACTIONS, SPECIFICALLY INCLUDING THE TEXAS STATE COURT ACTION, OR IN ANY COURT OR PROCEEDING, BE IT FEDERAL, STATE OR GOVERNMENTAL/REGULATORY AGENCY OR AUTHORITY (INCLUDING WITHOUT LIMITATION, ANY CLAIMS ARISING UNDER FEDERAL OR STATE LAW RELATING TO ALLEGED FRAUD, BREACH OF ANY DUTY, DISCLOSURE VIOLATIONS, NEGLIGENCE OR OTHERWISE) BY OR ON BEHALF OF PLAINTIFF, ANY CLASS MEMBER, WHETHER INDIVIDUAL, CLASS, DERIVATIVE, REPRESENTATIVE, LEGAL, EQUITABLE OR ANY OTHER TYPE OR IN ANY OTHER CAPACITY, WHICH HAVE ARISEN, ARISE NOW, OR HEREAFTER ARISE OUT OF OR RELATE IN ANY MANNER WHATSOEVER, DIRECTLY OR INDIRECTLY, TO THE ALLEGATIONS, FACTS, EVENTS, TRANSACTIONS, OCCURRENCES, ACTS, REPRESENTATIONS, MISREPRESENTATIONS, OMISSIONS, OR ANY OTHER MATERIAL CAUSE OR THING WHATSOEVER, OR ANY SERIES THEREOF, INVOLVED, EMBRACED, SET FORTH, REFERENCED IN OR OTHERWISE RELATED IN ANY WAY, DIRECTLY OR INDIRECTLY, TO ANY ALLEGATION OF FACT OR LAW IN THE ACTIONS INCLUDING, WITHOUT LIMITATION, ALL CLAIMS FOR CONTRIBUTION ARISING OUT OF THE ACTIONS (COLLECTIVELY, THE "SETTLED CLAIMS" OR "CLAIMS") AGAINST ANY OF THE SETTLING DEFENDANTS IN THE ACTIONS, THOSE ENTITIES LISTED ON EXHIBIT A HERETO, ALCARIA INVESTMENTS LIMITED, ANTHEMIS, LTD., JEPHERSON LIMITED, PLENBRICK, LTD., SOVEREIGN TRUST SERVICES LIMITED AND SUNDORNE HOLDINGS LIMITED, THEIR FAMILIES, PARENT ENTITIES, AFFILIATES, ASSOCIATES OR SUBSIDIARIES AND EACH OF THEIR RESPECTIVE PRESENT OR FORMER OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, ATTORNEYS (INCLUDING, WITHOUT LIMITATION, STEIN, SIMPSON & ROSEN AND HOLTZMANN, WISE & SHEPHERD, AND THE RESPECTIVE MEMBERS AND EMPLOYEES OF THOSE FIRMS), REPRESENTATIVES, ADVISORS, INVESTMENT ADVISORS, INVESTMENT BANKERS, COMMERCIAL BANKERS, FINANCIAL ADVISORS, TRUSTEES, GENERAL AND LIMITED PARTNERS AND PARTNERSHIPS, HEIRS, EXECUTORS, PERSONAL REPRESENTATIVES, ESTATES, ADMINISTRATORS, PREDECESSORS, SUCCESSORS, ASSIGNS AND ANY OTHER PERSON OR ENTITY ACTING FOR OR ON THEIR BEHALF (COLLECTIVELY THE "RELEASED PARTIES"). NOTWITHSTANDING THE ABOVE, WITH RESPECT TO THE ENTITIES LISTED ON EXHIBIT A ONLY, THE PLAINTIFF AND THE CLASS WILL RELEASE ANY AND ALL SETTLED CLAIMS AGAINST THOSE ENTITIES BUT EXPRESSLY DO NOT RELEASE ANY CLAIMS FOR CONTRIBUTION THAT MAY BE BROUGHT BY OTHER PARTIES AGAINST THEM IN THE SECOND ACTION OR ANY OTHER ACTION OR AGREE TO ANY REDUCTION IN JUDGMENT THAT THEY MAY OBTAIN AGAINST NON-RELEASED PARTIES.

                  NOTWITHSTANDING THE FOREGOING, THE FOLLOWING PERSONS AND ENTITIES ARE NOT RELEASED HEREUNDER: ALL REGISTERED BROKER/DEALERS, AND THEIR REGISTERED REPRESENTATIVES AND TRADERS, WHICH PARTICIPATED IN THE TRADING OF MALVY SECURITIES DURING THE CLASS PERIOD AND THE OFFICERS AND OWNERS OF THOSE ENTITIES, SINENVEST LIMITED CORP., BONDLUMI INVESTMENTS LIMITED, GARY SALTER, CORPORATE ASSET MANAGEMENT, SGA GOLDSTAR RESEARCH, INC.
AND ITS OFFICERS AND DIRECTORS, AND DAN DORFMAN.

                  ALL OF THE INFORMATION REQUESTED ABOVE AND BELOW, INCLUDING YOUR SOCIAL SECURITY OR TAX IDENTIFICATION NUMBER, IS REQUIRED TO PROCESS YOUR CLAIM. ANY REQUIRED INFORMATION THAT IS OMITTED OR SET FORTH INCORRECTLY WILL SUBJECT YOUR CLAIM TO REJECTION. FAILURE TO ATTACH THE DOCUMENTS REQUIRED TO PROVE YOUR CLAIM OR TO LIST ALL APPLICABLE PURCHASES AND SALES MAY PREVENT YOU FROM RECEIVING ANY DISTRIBUTION UNDER THE SETTLEMENT.

     ALL SPACES APPLICABLE TO YOUR CLAIM MUST BE COMPLETED. PLEASE PRINT CLEARLY IN INK IN BLOCK LETTERS.

Name ___________________________________________________________

Name ___________________________________________________________

Street and Number ______________________________________________

Other Address Information ______________________________________

City ____________________ State ________________ Zip Code ______

Social Security No. or other
Federal Tax Identification No. _________________________________

         V. By submitting a Claim, Claimant states under oath and in recognition that a false statement may be regarded as perjury, that he or she: (1) is a member of the Class defined in the Notice of Proposed Settlement or is duly acting for such a person; has read and understands the contents of the Notice; agrees to be bound by its terms, and understands the consequence of submitting a proof of claim; (2) has not filed a Request for Exclusion, seeking to be excluded from the Class; (3) has submitted all of the requested transaction information required hereby; (4) has submitted all of the documents requested in connection with this proof of claim without any alteration or modification thereof; and (5) is not himself one of Malvy's present or former officers and directors, an entity in which a defendant has a controlling interest, a member of any of the defendants' immediate families or the legal representative, heir, successor or assign of any of the foregoing excepted persons.

         VI. Claimant has signed the Proof of Claim and has enclosed satisfactory proof confirming that he purchased and sold shares at the applicable times, such as a confirmation slip or other brokerage account statement reflecting the purchase and/or sales. YOUR CLAIM MAY BE DISALLOWED UNLESS SUCH DOCUMENTS ARE ENCLOSED OR UNLESS OTHER SATISFACTORY PROOF OF PURCHASE AND SALE IS PROVIDED.

         VII. I certify that I held __________ shares of Malvy Technology, Inc. common stock as of the close of business on October 6, 1993 and that the following information concerning my transactions in Malvy Technology, Inc. common stock is true and correct:

                      PURCHASE(S) OF MALVY TECHNOLOGY, INC.
                      COMMON STOCK DURING THE CLASS PERIOD

         Date of Purchase

------------------

------------------

------------------

------------------


             Quantity

------------------

------------------

------------------

------------------

          Purchase Price,
       Including Commissions
------------------

------------------

------------------

------------------

                 SALE(S) OF MALVY TECHNOLOGY, INC. COMMON STOCK
                   THAT WAS PURCHASED DURING THE CLASS PERIOD

     Note:for persons who purchased Malvy on multiple occasions, in determining which shares of stock were sold during the Class Period the first-in, first-out method must be applied.

           Date of Sale

------------------

------------------

------------------

------------------


             Quantity

------------------

------------------

------------------

------------------

          Purchase Price,
       Including Commissions
------------------

------------------

------------------

------------------

                   PRESENT HOLDINGS OF MALVY TECHNOLOGY, INC.
                 COMMON STOCK PURCHASED DURING THE CLASS PERIOD

     I certify that I continue to hold ________ shares of Malvy common stock that I purchased during the Class Period.

     Under penalty of perjury, I (we) state that the information contained in this Proof of Claim is true and correct.


Dated: ____________________                 _____________________________


-----------------------------
Signature(s) of Claimants(s)
(If this claim is being made on behalf of joint claimants, both must sign)


-----------------------------


-----------------------------
Telephone number(s) where Claimant(s) can be reached for clarification of claim

                               SUBSTITUTE FORM W-9


Request for Taxpayer Identification Number




         IN  ORDER  TO  RECEIVE  ANY  MONEY  YOU  MUST  ENTER  YOUR   TAXPAYER'S
         IDENTIFICATION NUMBER AND SIGNATURE BELOW IN THE APPROPRIATE PLACES.



For most individual taxpayers, this is your social security number.




-----------------------------        -------------------------------
/Social Security Number              /Employer Identification Number
/                                                     /
/                                                 /
/-- -- ----- ----- -- -- --          /-- -- - -- -- -- -- -- -- --


Please print here the name of the taxpayer whose identification number is written above: -------------------------------------.

I am NOT  subject to backup  withholding  under the  provisions  of Section  340
(a)(1)(c) of the Internal Revenue Code. UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT ALL OF THE INFORMATION PROVIDED ON THIS FORM IS TRUE, CORRECT AND COMPLETE.


                                                     (If  this  claim  is  being
                                                     made  on  behalf  of  Joint
                                                     Claimants, each must sign.)


                              (Signature)   ____________________________________


                              (Signature)   ____________________________________



                                            Date: ______________________________

                       IN THE UNITED STATES DISTRICT COURT
                          FOR THE DISTRICT OF DELAWARE


GERALD LEVINE, individually and     :
on behalf of all others similarly   :
situated,                                            :
                                                     :
                                    Plaintiff,       :
                                                     :
vs.                                                  :        CIVIL ACTION
                                                     :        NO. 95-690 JJF
METAL RECOVERY TECHNOLOGIES, INC.,  :
formerly known as                           :
MALVY TECHNOLOGY, INC.,             :
J. STEPHEN SMITH, ROY PEARCE,               :
WILLIAM M. GREENWOOD, and           :
MICHAEL LUCAS,                              :
                                                     :
                                    Defendants.      :
                                                     :
------------------------------------------------------------------

                       IN THE UNITED STATES DISTRICT COURT
                          FOR THE DISTRICT OF DELAWARE


GERALD LEVINE, individually and     :
on behalf of all others similarly   :
situated,                                            :
                                    Plaintiff,       :
                                                     :
vs.                                                  :        CIVIL ACTION
                                                     :        NO. 96-525 JJF
METAL RECOVERY TECHNOLOGIES, INC.,  :
et al.                                      :
                                                     :
                                    Defendants.      :
                                                     :
------------------------------------------------------------------


                ORDER PRELIMINARILY APPROVING SETTLEMENT AND FOR
                    NOTICE OF CLASS ACTION SETTLEMENT HEARING

                  Upon reviewing the Stipulation of Settlement dated March ___, 1999 (the "Stipulation") executed by the attorneys for the settling parties, and upon all prior proceedings had herein, this Court having previously determined on November 26, 1996 that Civil Action No. 95-690 should proceed as a class action on behalf of a class consisting of all persons who purchased the common stock of Malvy Technology, Inc. on the open market during the period from October 7, 1993 through and including May 24, 1995, with the exception of defendants, their affiliates, members of the families of the individual defendants, any entity in which any of the defendants has a controlling interest, and the legal representatives, heirs, successors or assigns of any of the foregoing excepted persons ("the Class"), and it appearing that all defendants in Civil Action No. 95-690 and certain defendants in No. 96-525, as well as potential defendants in these cases (namely, defendants Metal Recovery Technologies, Inc., Michael Lucas, J. Stephen Smith, Roy Pearce, William Greenwood, Michel Rabhi, Jack Alexander and certain persons alleged to be their agents, namely, David Simpson, Stein, Simpson & Rosen, P.A., Christopher Bateson and Ian Bertram, hereafter "the Settling Defendants") have now agreed to the settlement and dismissal of the Action upon the terms set forth in the Stipulation and that a hearing on the Stipulation and the proposed settlement is necessary:

     Upon the application of the plaintiff, IT IS HEREBY ORDERED this ______ day of _______________, 1999:

I. This Court preliminarily approves the Stipulation and the settlement described therein as being fair, reasonable and adequate to the Class, subject to further consideration at or after the hearing scheduled below.

                  1. Pursuant to Rules 23(a) and (b)(3) of the Federal Rules of Civil Procedure, for purposes of the proposed settlement only, the Court hereby conditionally certifies the claims against the Settling Defendants in Civil Action No. 96-525 for class action treatment, on behalf of a class consisting of all persons who purchased the securities of Malvy Technology, Inc. on the open market during the period October 7, 1993 through and including May 24, 1995, excluding defendants, their affiliates, members of the families of the individual defendants, any entity in which any of the defendants has a controlling interest, and the legal representatives, heirs, successors or assigns of any of the foregoing excepted persons ("the Settlement Class"). In that regard, the Court finds, but without prejudice to the rights of the non-settling defendants to a de novo hearing on these issues, as follows:

     (a) the Class appears to consist of over 1,000 persons and is so numerous that joinder of all its members is impracticable;

     (b)  there are questions of law and fact common to the Class;

     (c) the claims of the representative plaintiff are typical of the claims of the Class;

     (d) the representative plaintiff will fairly and adequately protect the interests of the Class;

     (e) the common questions of law and fact predominate over questions affecting individual members of the Class; and

     (f) a class action is superior to other available methods for the fair and efficient adjudication of this controversy.

                  2. Pending final determination as to whether the settlement set forth in the Stipulation should be approved, each Class member, including the representative plaintiff, is barred from asserting or prosecuting in any forum, any claim or cause of action which has been, can be or hereafter could be asserted against the Settling Defendants arising from, relating to, or in consequence of (a) the purchase, sale, trading or ownership of Malvy shares; (b) all other matters which have been or might have been asserted by the plaintiff and/or the Class against any of the Settling Defendants in this action. All claims asserted in the Complaints in the above actions against the Settling Defendants are conditionally dismissed, with prejudice, said dismissal and bar being conditional upon Final Approval of the Stipulation, entry of Final Judgment and occurrence of the Effective Date pursuant to the terms of the Stipulation.

                  3. Pending final determination as to whether the settlement set forth in the Stipulation should be approved, all the non-settling defendants and their successors in interest and assigns are barred from asserting or maintaining in any forum any cross-claim, including a cross-claim for contribution, against the Settling Defendants. The Court or the jury in this action shall determine the proportional fault, if any, of the Settling Defendants if and when the claims against the non-settling defendants are tried, and the plaintiff and/or the Class shall be precluded from recovering from the non-settling defendants a greater share of any damages awarded than their respective proportions of fault. Except as otherwise provided in the Stipulation, any judgment in favor of plaintiff and/or the Class members against the non-settling defendants will reflect the limitations on recovery provided in the preceding sentence. Said bar is conditioned upon entry of final judgment and occurrence of the Effective Date pursuant to the terms of the Stipulation; if the Court does not finally approve the Settlement in substantial conformity with the Stipulation, including but not limited to the provisions of Paragraph 7 of the Stipulation, the Stipulation shall be deemed to be null and void ab initio, except that the provisions of Paragraph 9 of the Stipulation shall be applicable.

                  4. Within thirty (30) days of the date hereof ("the Mailing Date"), plaintiff shall, at his expense, cause a notice in the form attached as Exhibit A hereto ("the Notice") to be reproduced and mailed to each person known or believed to be a member of the Class certified by the Court by first-class mail, postage prepaid.

                  5. Within thirty (30) days of the mailing date referred to above, plaintiff shall cause a summary notice in the form attached as Exhibit B hereto to be published in the national edition of the Wall Street Journal.

                  7. Plaintiff's counsel shall file with the Court an Affidavit of Mailing within ten (10) days of the mailing date referred to in paragraph 5 above.

                  8. Any Class member desiring to participate in the Settlement Fund shall submit a completed, signed Proof of Claim and release, in the form set forth in Exhibit A, postmarked or otherwise submitted by ____________________, 1999, to a post office box to be established and maintained by plaintiff's counsel in Philadelphia, Pennsylvania.

                  9. Any Class member wishing exclusion from the Class must direct a written request for exclusion to the post office box to be maintained by counsel for plaintiff, postmarked no later than sixty (60) days from the Mailing Date, which date shall be inserted in the printed form of notice. Any Class member who does not so request exclusion by such date shall be included within the Class. A request for exclusion must state the name and address of the requestor and must identify by date, number of shares and prices all transactions by such person in Malvy stock during the Class Period. On or before eighty (80) days from the Mailing Date, plaintiff shall file with the Court a list of the names and addresses of the Class members who have requested exclusion, and shall provide Settling Defendants' counsel with copies of all exclusion requests.

                  10. Notice given in the form and manner provided herein is hereby found to be due, adequate and sufficient notice, and the best notice practicable under the circumstances, and shall constitute the notice required by Rule 23 of the Federal Rules of Civil Procedure.

                  11. The costs of the notice required by paragraphs 6 and 7 above, as well as the costs of the prior notice disseminated in Civil Action No. 95-690, may be paid from the Settlement Fund as provided in the Stipulation, without further Court approval.

                  12. A hearing shall be held before the  undersigned at _______
A.M. on ________________, 1999, in Courtroom _____, United States Courthouse, 844 North King Street, Wilmington, Delaware 19801, on the fairness, reasonableness and adequacy of the proposed settlement and dismissal of this action, and the request for allowance of plaintiff's attorneys' fees, costs, and disbursements and an award to the named plaintiff.

                  13. Any member of the Class who has not previously requested exclusion from the Class may appear at such hearing in person or by counsel and be heard in support of, or in opposition to, the fairness, reasonableness and adequacy of the proposed settlement and/or the requested allowance of plaintiff's attorneys' fees, costs and disbursements or other payments to the named plaintiff; provided, however, that no person shall be heard in opposition to the proposed settlement, or the requested allowance of plaintiff's attorneys' fees, costs and disbursements or payments to the named plaintiff, and no paper or brief submitted by any such person shall be received or considered by the Court unless, not less than ten (10) days prior to the date of hearing, such person shall file with the Clerk of this Court a notice of his intention to appear, a statement of the position which such person intends to assert and copies of all documents to be submitted in support thereof, along with proof of service (i.e., a statement that he has served by either first-class mail or in person) of copies of such notice and papers upon each of the following: David B. Zlotnick, 1010 Second Avenue, Suite 1750, San Diego, California 92131, Donald B. Lewis, Esquire, 5 Cynwyd Road, Bala Cynwyd, Pennsylvania 19004, Norman M. Monhait, Esquire, Rosenthal, Monhait, Gross & Goddess, P.A., Mellon Bank Center, Suite 1401, P.O. Box 1070, Wilmington, Delaware 19899-1070, counsel for plaintiff and the Class, and Daniel A. Dreisbach, Esquire, Richards, Layton & Finger, One Rodney Square, Wilmington, Delaware 19801, counsel for certain of the settling defendants. The parties shall be afforded the opportunity to respond in writing to any such submissions to the Court.

                  14. The plaintiff and defendants are hereby directed to file any briefs and other papers in support of the settlement not less than twenty
(20) days prior to the date of hearing.

                  15. Plaintiff's attorneys are hereby directed to file and serve their application for an allowance of attorney's fees, costs and disbursements and any requested award to the named plaintiff at or before the time of filing of plaintiff's briefs in support of the settlement.

                  16. The Court reserves the right to continue or adjourn the date of the settlement hearing and any adjournment thereof without further notice to the members of the Class, and retains jurisdiction to consider all further applications arising out of or connected with the proposed settlement.

                  17. If the settlement is terminated for any reason, the settlement and all proceedings had in connection therewith shall be without prejudice to the status quo ante rights of the parties to the action, except as specifically provided in the Stipulation, and all Orders issued pursuant to the settlement shall be vacated. In such an event, the settlement and all negotiations concerning it shall not be admissible for any purpose whatsoever.





----------------------------
Joseph J. Farnan
U.S. District Judge

                                   EXHIBIT "D"

ALCARIA INVESTMENTS LIMITED
ANDERSON ENTERPRISES LIMITED
ANTHEMIS, LIMITED
ASIAN HOLDINGS LIMITED
BILSDALE LIMITED
CARMAY INVESTMENTS LIMITED
CATSBURY ENTERPRISES, INC.
CAVALIER INTERNATIONAL HOLDING LIMITED
CHEPSTAW ASSOCIATES S.A.
CLEARWATER ENTERPRISES LIMITED
COLLETT LIMITED
CONTACT LIMITED
DANCIA LIMITED
DE VERE LIMITED
HANIFEN LIMITED
HILLHEAD ENTERPRISES LIMITED
INCA GEST LIMITED
JEPHERSON LIMITED
JOWETT LIMITED
LAMBERT LIMITED
LINACRE INVESTMENTS LIMITED
LUXMOOR HOLDINGS LIMITED
MALTRAVERS LIMITED
MANZUR BEYTS
MARLBOROUGH HOUSE INVESTMENTS LIMITED
MARWELL INVESTMENTS LIMITED
MONARCH ASSET MANAGEMENT LIMITED
ORIENT INVESTMENT TRUST LIMITED
ORMSBY LIMITED
OSBOURNE, LTD.
PEBBLE FINANCE S.A.
PEGASUS NOMINEES LIMITED
PLENBRICK, LIMITED
PROFILE TRADING LIMITED
SAXBY
SOCIETE INVESTISSEMENT FIDUCAIRE OCCIDENTAL
SOVEREIGN PORTFOLIO MANAGEMENT LIMITED
SOVEREIGN TRUST SERVICES LIMITED
STROUD PROPERTIES LIMITED
SUNDORNE HOLDINGS LIMITED
TECTO LIMITED
TRENTVIEW INVESTMENTS, S.A.
VAUGHAN INVESTMENTS, LTD.
W.E.W. HOLDINGS (HK) LIMITED
WHITE DOVER LIMITED
WOOLCOTT ENTERPRISES LIMITED
WORLD PUBLISHING